Ivy Funds

Supplement dated August 17, 2018 to the

Ivy ProShares Index Funds Statement of Additional Information

dated January 31, 2018

as supplemented February 26, 2018, April 12, 2018 and July 26, 2018

The following replaces the third paragraph of the “Purchase, Redemption and Pricing of Shares — Purchase of Shares — Minimum Initial and Subsequent Investments” section on page 64:

For Class A shares, if your fund account balance falls below $650 (on a per-Fund basis) at the start of business on the Friday prior to the last full week of September of each year, your account will be assessed an account fee of $20 for each Fund whose Fund account balance is below $650 at the time of the assessment. For Class A shares, any Fund account with a balance below $650 will not be assessed the $20 fee if the Fund account meets one of the following exceptions: (i) the Fund account has an active systematic purchase or systematic exchange and the initial funding of the Fund account was fewer than 12 months prior to the date of the assessment; (ii) the Fund account is administered under a Profit Sharing, Money Purchase or Defined Benefit Plan, or a payroll deduction plan (IRA, Roth IRA, SEP IRA, SIMPLE IRA, 401(k), 403(b) or 457 plan) and the initial funding of the Fund account was fewer than 12 months prior to the date of the assessment; (iii) the Fund account is invested in an investment advisory program offered through Waddell & Reed; (iv) a share class roll from Class B shares or Class C shares into Class A shares occurred and the initial funding of the Class A Fund account was fewer than 12 months prior to the date of the assessment; (v) the Fund account is enrolled in a group purchase plan or a direct deposit plan and the initial funding of the Fund account was fewer than 12 months prior to the date of the assessment; (vi) the Fund account is held by a State government agency for purposes of unclaimed property; or (vii) the Fund account is held on a third party platform, except for non-investment advisory accounts held through Waddell & Reed. For purposes of the fee assessment, your Fund account balance will be based upon the current value of your existing holdings.

The following replaces the first sentence of the first paragraph of the “Purchase, Redemption and Pricing of Shares — Net Asset Value Purchases of Class A and Class E Shares” section on page 67:

Class A and Class E shares of a Fund may be purchased at NAV by current or retired Trustees of the Trust (or retired directors or trustees of any entity to which the Trust or any of the Ivy Funds is the successor), directors of any affiliated companies of the Trust, or of any affiliated entity of IDI, current and certain retired employees of IDI and its affiliates, current and certain former financial advisors of Waddell & Reed and its affiliates and the spouse, children, parents, children’s spouses and spouse’s parents of each (including purchases into certain retirement plans and certain trusts for these individuals), and the employees of financial advisors of Waddell & Reed.

The following replaces the seventh sentence of the second paragraph of the “Purchase, Redemption and Pricing of Shares — Net Asset Value Purchases of Class A and Class E Shares” section on page 67:

A former financial advisor of Waddell & Reed and its affiliates is a financial advisor that (i) ceases working as a Waddell & Reed financial advisor at age 55 or older and (ii) has had a minimum of ten (10) years of service as a Waddell & Reed financial advisor.

The sixth paragraph of the “Purchase, Redemption and Pricing of Shares — Net Asset Value Purchases of Class A and Class E Shares” section on page 67 is deleted in its entirety.

All references in this Statement of Additional Information to Legend Equities Corporation are deleted.

Supplement	Statement of Additional Information	1